NEW ISSUE: BOAMS 05-H Pricing Summary HYBRID ARMS (3/1, 5/1, 7/1, 10/1)	Exhibit 99

Inventory Trade Dates Settle Date S/C Code Lead Size	MDS3 08/10/2005 8/30/2005 N BAS $ 682,054,000.00

Class	1-A-1	1-A-2	2-A-1	2-A-2	2-A-3	2-A-4	2-A-5	3-A-1	3-A-2	4-A-1	4-A-2	4-A-3

Cusip	TBD	TBD	TBD	TBD	TBD	TBD	TBD	TBD	TBD	TBD	TBD	TBD

Trade Date	08/10/2005	08/10/2005	08/10/2005	08/10/2005	08/10/2005	08/10/2005	08/10/2005	08/10/2005	08/10/2005	08/10/2005	08/10/2005	08/10/2005

Rating	S/F	S/F	S/F	S/F	S/F	S/F	S/F	S/F	S/F	S/F	S/F	S/F

Size	61,273,000	3,526,000	195,000,000	22,829,000	128,038,000	31,193,000	42,554,000	112,843,000	6,493,000	25,000,000	50,404,000	2,901,000

Maturity	8/25/2035	8/25/2035	8/25/2035	8/25/2035	8/25/2035	8/25/2035	8/25/2035	8/25/2035	8/25/2035	8/25/2035	8/25/2035	8/25/2035

Dated Date	8/1/2005	8/1/2005	8/1/2005	8/1/2005	8/1/2005	8/1/2005	8/1/2005	8/1/2005	8/1 /2005	8/1/2005	8/1/2005	8/1/2005

WAL	1.96	1.96	2.57	2.57	1.40	4.15	4.95	2.91	2.91	3.19	3.19	3.19

Ist Coupon	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005	9/ 25/2005	9/25/2005	9/25/2005	9/25/2005	9/25/2005

Payment Frequency	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly

Coupon	4.98989%	4.98989%	4.83014%	4.83014%	4.83014%	4.83014%	4.83014%	5.08362%	5.08362%	5.18587%	5.18587%	5.18587%

Bench	2 yr SWAP	2 yr SWAP	2.57 yr SWAP	2.57 yr SWAP	1.4 yr SWAP	4.15 yr SWAP	4.95 yr SWAP	2.91 yr SWAP	2.91 yr SWAP	INT DW	INT DW	INT DW

Spread	31	50	52	65	55	59	43	68	80	1-11	1-10	1-24

All-In Yield	4.799%	4.989%	5.058%	5.188%	4.927%	5.223%	5.098%	5.246%	5.366%	5.386%	5.374%	5.538%

Price	100.10573	99.76177	99.26995	98.97324	99.61625	98.42653	98.74743	99.38942	99.08787	99.26933	99.30058	98.86308

Class Type	PT	PT	PT	PT	SEQ	SEQ	SEQ	PT	PT	PT	PT	PT

Day Count	30/360	30/360	30/360	30/360	30/360	30/360	30/360	30/360	30/360	30/360	30/360	30/360

Accrual Period	25	25	25	25	25	25	25	25	25	25	25	25

Day Delay	24	24	24	24	24	24	24	24	24	24	24	24

Record Date	8/30/2005	8/30/2005	8/30/2005	8/30/2005	8/30/2005	8/30/2005	8/30/2005	8/30 /2005	8/30/2005	8/30/2005	8/30/2005	8/30/2005

This report is for information purposes only and is based on information available to the public from sources believed to be reliable, but no representation is made that it is accurate or complete, and no information herein should be relied upon as such. Opinions and projections found in this report reflect our opinion as of the report date and are subject to change without notice. This report is neither intended nor should be considered as an offer to sell, or solicitation or basis for any contract, for the purchase of, any security, loan or other financial product. Banc of America Securities LLC, its affiliates, Bank of America Corporation and their respective directors, officers and employees, from time to time may maintain a long or short position in, act as a market maker for, or purchase or sell a position in, securities, loans or other financial products mentioned herein, or of the entities referred to herein, or related investment securities or products. Banc of America Securities LLC or its affiliates may have acted as manager or co-manager for a public offering of securities of companies mentioned herein. Banc of America Securities LLC or its affiliates may be performing, have performed or seek to perform investment banking, advisory, banking or other services for any company mentioned herein. Certain securities in this report may not have been registered under the Securities Act of 1933 as amended (the “Securities Act”) and may not be offered or sold except in a transaction pursuant to SEC Rule 144A, Regulation S or otherwise exempt from or not subject to the registration requirements of the Securities Act. Past performance of securities, loans or other financial instruments is not indicative of future performance. This report may not be circulated or reproduced without prior written permission from Banc of America Securities LLC. Further information on any security mentioned herein may be available upon request. Banc of America Securities LLC is a subsidiary of Bank of America Corporation and is a member of NYSE, NASD and SIPC. © 2004 Banc of America Securities LLC

BOAMS05H_PXING - Stack Price/Yield

Settle First Payment	8/31/2005 9/25/2005

	15 CPB	20 CPB	25 CPB	30 CPB	40 CPB
B1
Price	98-00	98-00	98-00	98-00	98-00
Yield	5.373	5.397	5.423	5.450	5.517
Spread @ Center Price	123.0	126.5	130.0	133.4	141.6
WAL	5.29	4.85	4.47	4.16	3.56
Mod Durn	4.48	4.16	3.87	3.62	3.13
Principal Window	09/05 - 08/15	09/05 - 08/15	09/05 - 08/15	09/05 - 08/15	09/05 - 08/15

B2
Price	97-01 3/4	97-01 3/4	97-01 3/4	97-01 3/4	97-01 3/4
Yield	5.588	5.629	5.673	5.717	5.826
Spread @ Center Price	144.6	149.8	155.0	160.1	172.5
WAL	5.29	4.85	4.47	4.16	3.56
Mod Durn	4.47	4.14	3.86	3.61	3.12
Principal Window	09/05 - 08/15	09/05 - 08/15	09/05 - 08/15	09/05 - 08/15	09/05 - 08/15

B3
Price	95-18 1/8	95-18 1/8	95-18 1/8	95-18 1/8	95-18 1/8
Yield	5.933	6.002	6.073	6.144	6.320
Spread @ Center Price	179.0	187.0	195.1	202.8	221.9
WAL	5.29	4.85	4.47	4.16	3.56
Mod Durn	4.45	4.13	3.84	3.59	3.11
Principal Window	09/05 - 08/15	09/05 - 08/15	09/05 - 08/15	09/05 - 08/15	09/05 - 08/15
LIBOR_1YR	4.260	4.260	4.260	4.260	4.260

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS05H - Price/Yield - 2A3

Balance	$128,038,000.00	Delay	24
Initial Coupon	4.83014	Dated	8/1/2005
Settle	8/30/2005	First Payment	9/25/2005

Price	0 CPB To Roll	5 CPB To Roll	10 CPB To Roll	15 CPB To Roll	20 CPB To Roll	25 CPB To Roll	30 CPB To Roll	35 CPB To Roll	40 CPB To Roll	45 CPB To Roll	50 CPB To Roll
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield

99-14.61	4.93	4.94	4.96	4.98	5.01	5.05	5.09	5.13	5.17	5.21	5.26

99-15.61	4.93	4.94	4.95	4.97	5.00	5.03	5.06	5.09	5.13	5.17	5.21

99-16.61	4.92	4.93	4.94	4.95	4.98	5.00	5.03	5.06	5.09	5.12	5.15

99-17.61	4.91	4.92	4.93	4.94	4.96	4.98	5.00	5.02	5.05	5.07	5.10

99-18.61	4.90	4.91	4.92	4.92	4.94	4.95	4.97	4.99	5.01	5.02	5.05

99-19.61	4.90	4.90	4.90	4.91	4.92	4.93	4.94	4.95	4.96	4.98	4.99

99-20.61	4.89	4.89	4.89	4.90	4.90	4.91	4.91	4.92	4.92	4.93	4.94

99-21.61	4.88	4.88	4.88	4.88	4.88	4.88	4.88	4.88	4.88	4.88	4.88

99-22.61	4.87	4.87	4.87	4.87	4.86	4.86	4.85	4.85	4.84	4.84	4.83

99-23.61	4.87	4.86	4.86	4.85	4.84	4.83	4.82	4.81	4.80	4.79	4.78

99-24.61	4.86	4.85	4.85	4.84	4.82	4.81	4.79	4.78	4.76	4.74	4.72

WAL	4.822	3.905	3.101	2.386	1.790	1.400	1.138	0.949	0.806	0.694	0.603

Mod Durn	4.200	3.432	2.756	2.153	1.646	1.304	1.069	0.898	0.766	0.662	0.577

Mod Convexity	0.213	0.161	0.117	0.078	0.048	0.031	0.022	0.016	0.012	0.009	0.008

Principal Window	09/25/2005 - 08/25/2010	09/25/2005 - 07/25/2010	09/25/2005 - 07/25/2010	09/25/2005 - 07/25/2010	09/25/2005 - 11/25/2009	09/25/2005 - 12/25/2008	09/25/2005 - 04/25/2008	09/25/2005 - 11/25/2007	09/25/2005 - 07/25/2007	09/25/2005 - 04/25/2007	09/25/2005 - 01/25/2007

LIBOR_1YR	4.23125	4.23125	4.23125	4.23125	4.23125	4.23125	4.23125	4.23125	4.23125	4.23125	4.23125

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) a incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.